Exhibit 99.1

Columbia Financial, Inc. Announces Completion of Second Step Conversion and

$1.7 Billion Stock Offering and Acquisition of Northfield Bancorp, Inc.

Fair Lawn, New Jersey — July 20, 2026. Columbia Financial, Inc., (Nasdaq Global Select Market: CLBK), (the “Company” or “Columbia”), a Maryland corporation and the successor to Columbia Financial, Inc., a Delaware corporation (the “Holding Company”), today announced the completion of the Holding Company’s conversion from the mutual holding company structure and Company’s related public offering. Columbia Bank is now 100% owned by the Company and the Company is 100% owned by public stockholders.

The Company also announced today that, simultaneously with the completion of the conversion, it has completed its previously announced merger with Northfield Bancorp, Inc. (“Northfield”). Subsequent to the closing, on a pro forma basis as of March 31, 2026, Columbia had $18.0 billion in total assets, $12.5 billion in total deposits and $11.9 billion in total loans held for investment and more than 100 branch offices throughout New Jersey and in Staten Island and Brooklyn, New York. Northfield’s subsidiary bank, Northfield Bank, was merged into Columbia Bank.

“We are very pleased to announce the completion of our second-step conversion and merger with Northfield. The combination of our two organizations creates one of the largest community banks headquartered in the region, with substantial excess capital to support growth, strengthen our market position and create long-term value,” said Thomas J. Kemly, President and Chief Executive Officer of Columbia. “Columbia and Northfield share proud histories as community banks built on strong relationships, local decision-making and a deep commitment to the communities we serve. Together, we are better positioned to deepen customer relationships, support our commercial customers and expand across a larger, more dynamic market, while continuing to deliver the local service and community focus that have long defined both institutions.”

“Over the past five months, the Columbia and Northfield teams have worked diligently to bring together two highly respected community banking organizations. Today marks the successful completion of that effort and the beginning of an exciting new chapter. With a shared commitment to our customers, team members, communities, and stockholders, we have created a stronger institution with the scale, talent, and financial strength to deliver greater value and drive long-term growth. This combination positions us for continued success in one of the most attractive banking markets in the country,” said Steven M. Klein, Chairman, President and Chief Executive Officer of Northfield.

The Company sold 167,236,353 shares of common stock at a purchase price of $10.00 per share in the stock offering. Concurrent with the completion of the conversion and stock offering, each share of Holding Company common stock owned by public stockholders was exchanged for 2.2000 shares of Company common stock. Cash in lieu of fractional shares will be paid at a rate of $10.00 per share.

Under the terms of the merger agreement, each share of Northfield common stock was converted into the right to receive either $14.25 in cash or 1.425 shares of Company common stock, or a combination thereof, subject to the elections made and proration procedures, for an aggregate transaction value of $580 million. Northfield stockholders who did not make an election (“non-election shares”) will receive cash consideration of $8.06 and 0.6185 of a share of Company common stock for each non-election share of Northfield common stock held by such stockholders based on the proration procedures in the merger agreement. Final aggregate merger consideration at closing will be comprised of 70% Company common stock and 30% cash. Cash in lieu of fractional shares will be paid at a rate of $10.00 per share.

In accordance with the merger agreement, John P. Connors, Jr., Timothy C. Harrison, Steven M. Klein and Paul V. Stahlin, all of whom served as directors of Northfield, have been appointed to the Boards of Directors of the Company and Columbia Bank, effective as of the effective time of the merger. In addition, Mr. Klein was appointed as Senior Executive Vice President, Chief Operating Officer of the Company and the Bank.

After the issuance of shares in the conversion and the acquisition and adjustments for cash payments in lieu of fractional shares, Columbia will have approximately 269,542,256 shares of common stock outstanding. Shares of the Company’s common stock will begin trading on the NASDAQ Global Select Market on Tuesday, July 21, 2026, under the symbol “CLBK,” CUSIP No. 197914104. If you subscribed for shares of the Company’s common stock in the subscription offering and have any questions regarding your subscription order, you may confirm your subscription order online at https://allocations.kbw.com, or you may contact the Stock Information Center at (844) 265-9680. Additionally, purchasers in the subscription offering who have questions about their Direct Registration System (“DRS”) Book-Entry statements, as well as interest checks, should contact Broadridge Corporate Issuer Solutions, LLC after the closing date at (800) 586-1549. Statements reflecting ownership of shares of common stock purchased in the subscription offering are expected to be mailed to subscribers on or about July 23, 2026.

Current owners of the Holding Company’s stock holding shares in street name or in book-entry form will receive shares of Company common stock in their accounts. Current owners of the Holding Company’s stock holding shares in certificate form will be mailed a letter of transmittal following the closing of the transaction and will receive ownership statements reflecting their shares of Company common stock and cash in lieu of fractional shares after returning their stock certificates and a properly completed letter of transmittal to the Company’s transfer agent. Current owners of the Holding Company’s stock or current Northfield stockholders who hold their shares directly as the record holder and have any questions about their accounts should contact the Company’s transfer agent Broadridge Financial Solutions, LLC at (877) 830-4932. Existing stockholders of the Holding Company or Northfield whose shares are beneficially held in “street name” should contact their broker-dealer or other nominee with any questions about their accounts.

Keefe, Bruyette & Woods, Inc., A Stifel Company, acted as selling agent for the subscription portion of the offering and served as the lead-left book running manager for the firm commitment offering. Piper Sandler & Co. acted as co-book running manager for the firm commitment offering and Brean Capital, LLC acted as co-manager.

Kilpatrick Townsend & Stockton LLP served as legal counsel to the Company and the Holding Company for the conversion, Nutter McClennen & Fish LLP served as legal counsel to Keefe, Bruyette & Woods, Inc., A Stifel Company and the underwriters. RP Financial, LC., served as independent appraiser for the conversion and offering.

Kilpatrick Townsend & Stockton LLP served as legal counsel to Columbia for the merger and Keefe, Bruyette & Woods, Inc., A Stifel Company, acted as financial advisor to Columbia. Luse Gorman, PC served as legal counsel to Northfield for the merger and Raymond James acted as financial advisor to Northfield.

About Columbia

The Company is a Maryland corporation organized as Columbia Bank’s stock holding company. Columbia Bank is a federally chartered savings bank headquartered in Fair Lawn, New Jersey that operates over 100 full-service banking offices and offers traditional financial services to consumers and businesses in its market area. For more information about Columbia Bank, please visit www.columbiabankonline.com.

Disclaimer and Caution About Forward-Looking Statements

Certain statements in this press release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, which statements involve inherent risks and uncertainties. Examples of forward-looking statements include, but are not limited to, statements regarding the outlook and expectations of Columbia, respectively, with respect to the proposed transaction, the strategic benefits and financial benefits of the proposed transaction, including the expected impact of the proposed transaction on the combined company’s future financial performance (including anticipated accretion to earnings per share, the tangible book value earn-back period and other operating and return metrics), the timing of the closing of the proposed transaction, and the ability to successfully integrate the combined businesses. Such statements are often characterized by the use of qualified words (and their derivatives) such as “may,” “will,” “anticipate,” “could,” “should,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “plan,” “project” and “intend,” as well as words of similar meaning or other statements concerning opinions or judgment of Columbia and its management about future events.

Forward-looking statements are based on assumptions as of the time they are made and are subject to risks, uncertainties and other factors that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results expressed or implied by such forward-looking statements. Such risks, uncertainties and assumptions, include, among others, the following: (i) the outcome of any legal proceedings that may be instituted against Columbia; (ii) the possibility that the anticipated benefits of the proposed transaction, including anticipated cost savings and strategic gains, are not realized when expected or at all, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which the combined operates ; (iii) the possibility that the integration of the two companies may be more difficult, time-consuming or costly than expected; (iv) the impact of purchase accounting with respect to the proposed transaction, or any change in the assumptions used regarding the assets acquired and liabilities assumed to determine their fair value and credit marks; (v) the diversion of management’s attention from ongoing business operations and opportunities; (vi) potential adverse reactions of Columbia’s customers (including former Northfield customers) or changes to business or employee relationships, including those resulting from the completion of the proposed transaction; (vii) a material adverse change in the financial condition of Columbia; (vii) changes in Columbia’s share price following the closing of the conversion and offering; (viii) risks relating to the potential dilutive effect of shares of Columbia’s common stock to be issued in the proposed transaction; (ix) general competitive, economic, political and market conditions, including the impact of any potential government shutdown; (x) major catastrophes such as earthquakes, floods or other natural or human disasters, including infectious disease outbreaks; and (xi) other factors that may affect future results of Columbia, including, among others; changes in asset quality and credit risk; the imposition of tariffs and any retaliatory responses; the inability to sustain revenue and earnings growth; changes in interest rates; deposit flows; inflation; customer borrowing, repayment, investment and deposit practices; the impact, extent and timing of technological changes; capital management activities; and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.

These factors are not necessarily all of the factors that could cause the combined company’s actual results, performance or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other factors, including unknown or unpredictable factors, also could harm the combined company’s results.

Although Columbia believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions based on its existing knowledge of its business and operations, there can be no assurance that actual results of Columbia will not differ materially from any projected future results expressed or implied by such forward-looking statements. Additional factors that could cause results to differ materially from those described above can be found in Columbia’s most recent annual report on Form 10-K for the fiscal year ended December 31, 2025, quarterly reports on Form 10-Q, and other documents subsequently filed by Columbia with the Securities Exchange Commission. The actual results anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on Columbia or its businesses or operations. Investors are cautioned not to rely too heavily on any such forward-looking statements. Columbia urges you to consider all of these risks, uncertainties and other factors carefully in evaluating all such forward-looking statements made by Columbia. Forward-looking statements speak only as of the date they are made and Columbia undertakes no obligation to update or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by applicable law. For purposes of this section, references to Columbia include both the Company and the Holding Company.

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